                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14-A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No...........)

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ]  PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO SS.240.14A-12


                                  K-FED BANCORP
                                  -------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      -------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  NO FEE REQUIRED.
[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

         1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

         2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

         3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

         4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

         5)   TOTAL FEE PAID:

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

1)   AMOUNT PREVIOUSLY PAID:

2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

3)   FILING PARTY:

4)   DATE FILED: ______________, 200__

September 30, 2005


Dear Stockholder:

We cordially invite you to attend the 2005 Annual Meeting of Stockholders of K-Fed Bancorp, the parent company of Kaiser Federal Bank. The annual meeting will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, at 5:00 p.m., local time, on October 25, 2005.

The enclosed notice of annual meeting of stockholders and proxy statement describes the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of K-Fed Bancorp. Directors and officers of K-Fed Bancorp will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting includes the election of two directors and the ratification of the appointment of Crowe Chizek and Company LLP as the independent registered public accounting firm for K-Fed Bancorp for the fiscal year ending June 30, 2006.

The board of directors of K-Fed Bancorp has determined that the matters to be considered at the annual meeting are in the best interests of K-Fed Bancorp and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 2005 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of K-Fed Bancorp. On behalf of the board of directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting with the enclosed proxy card in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.


                                        Sincerely,

                                        /s/ K. M. Hoveland

                                        K. M. Hoveland
                                        President and Chief Executive Officer

                                  K-FED BANCORP
                             1359 North Grand Avenue
                            Covina, California 91724
                                 (800) 524-2274

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To be held on October 25, 2005


        Notice is hereby given that the 2005 Annual Meeting of Stockholders of K-Fed Bancorp will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, on October 25, 2005, at 5:00 p.m., local time.

        A proxy card and a proxy statement for the annual meeting are enclosed.

        The annual meeting is for the purpose of considering and acting upon:

        1.      The election of two directors of K-Fed Bancorp;

        2. The ratification of the appointment of Crowe Chizek and Company LLP as the independent registered public accounting firm for K-Fed Bancorp for the fiscal year ending June 30, 2006; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. As of the date of this notice, the board of directors of K-Fed Bancorp is not aware of any other business to come before the annual meeting.

        Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on August 31, 2005, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

        Even if you do not plan to attend the annual meeting, please vote your shares of common stock without delay. You can vote your shares of common stock prior to the annual meeting by mail with the enclosed proxy card in accordance with the instructions on the proxy card. You may revoke a proxy at any time before the vote is taken at the annual meeting. You may do so by executing and returning a proxy card dated later than a previously submitted proxy or by submitting a written revocation to the secretary of K-Fed Bancorp before the vote is taken at the annual meeting. If you hold shares of common stock through a broker, you should follow the instructions of your broker regarding revocation of proxies. If you attend the annual meeting you may revoke your proxy and vote personally on each matter brought before the annual meeting. However, if your shares are not registered in your name, you will need additional documentation from your record holder to vote personally at the annual meeting.

                                        By Order of the Board of Directors

                                        /s/ Rita H. Zwern

                                        Rita H. Zwern
                                        Secretary

Covina, California
September 30, 2005

--------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                                  K-FED BANCORP
                             1359 North Grand Avenue
                            Covina, California 91724
                                 (800) 524-2274

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 25, 2005


        This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of K-Fed Bancorp to be used at the 2005 Annual Meeting of Stockholders of K-Fed Bancorp, which will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, on October 25, 2005, at 5:00 p.m., local time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about September 30, 2005.

                              REVOCATION OF PROXIES

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the board of directors of K-Fed Bancorp will be voted in accordance with the directions given thereon. YOU CAN VOTE YOUR SHARES OF K-FED BANCORP COMMON STOCK PRIOR TO THE ANNUAL MEETING BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO K-FED BANCORP, IN ACCORDANCE WITH INSTRUCTIONS SET FORTH ON THE PROXY CARD. PROXIES RECEIVED BY K-FED BANCORP, WHICH ARE SIGNED, BUT CONTAIN NO INSTRUCTIONS FOR VOTING, WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

        Proxies may be revoked by sending written notice of revocation to the Secretary of K-Fed Bancorp, Rita H. Zwern, at the address of K-Fed Bancorp shown above, or by returning a duly executed proxy bearing a later date by mail. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of K-Fed Bancorp prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Holders of record of K-Fed Bancorp's common stock, par value $0.01 per share, as of the close of business on August 31, 2005 are entitled to one vote for each share then held. As of August 31, 2005, there were 14,418,330 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

        As to the election of directors, the proxy card being provided by the board of directors enables a stockholder to vote FOR the election of the nominees proposed by the board of directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

        As to the ratification of Crowe Chizek and Company LLP as K-Fed Bancorp's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of Crowe Chizek and Company LLP as the independent registered public accounting firm for the fiscal year ending June 30,

2006. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked "ABSTAIN".

        Management of K-Fed Bancorp anticipates that K-Fed Mutual Holding Company, the majority stockholder of K-Fed Bancorp, will vote all of its shares of common stock in favor of all the matters set forth above. If K-Fed Mutual Holding Company votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of Crowe Chizek and Company LLP would be assured.

        Persons and groups who beneficially own in excess of 5% of the common stock of K-Fed Bancorp are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of August 31, 2005, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of K-Fed Bancorp, as well as shares beneficially owned in the aggregate by K-Fed Mutual Holding Company and all directors and executive officers as a group.


                                         AMOUNT OF SHARES
                                         OWNED AND NATURE     PERCENT OF SHARES
NAME AND ADDRESS OF                        OF BENEFICIAL       OF COMMON STOCK
  BENEFICIAL OWNERS                        OWNERSHIP (1)         OUTSTANDING
---------------------                    -----------------       -----------

K-Fed Mutual Holding Company                 8,861,750              61.46%
1359 North Grand Avenue
Covina, California 91724

K-Fed Mutual Holding Company,                9,251,978              64.17%
  and all of K-Fed Bancorp's and
  Kaiser Federal Bank's directors and
  executive officers as a group
  (10 directors and officers) (2)

----------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2) Includes shares of common stock held by K-Fed Mutual Holding Company, of which K-Fed Bancorp's and Kaiser Federal Bank's directors and two of its executive officers are also executive officers and directors. K-Fed Bancorp's and Kaiser Federal Bank's executive officers and directors beneficially owned 390,228 shares of common stock, or 2.71% of the outstanding shares of common stock.


                       PROPOSAL I - ELECTION OF DIRECTORS

        K-Fed Bancorp's board of directors consists of seven members. K-Fed Bancorp's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of K-Fed Bancorp are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee of K-Fed Bancorp has nominated Marilyn T. Owsley and Rita H. Zwern to serve as directors for three-year terms. Both of the nominees are currently members of the board of directors.

        The table below sets forth certain information regarding the composition of K-Fed Bancorp's board of directors as of August 31, 2005, including the terms of office of board members. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the board of directors may recommend. At this time, the board of directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.


                                                                                               SHARES OF
                                            POSITIONS                                        COMMON STOCK
                                         HELD WITH K-FED       DIRECTOR     CURRENT TERM      BENEFICIALLY    PERCENT
        NAME (1)            AGE(2)           BANCORP           SINCE (3)     TO EXPIRE        OWNED (4)(5)    OF CLASS
-----------------------   ---------  -----------------------  ----------   --------------    --------------  ----------
                                                        NOMINEES
Marilyn T. Owsley             46             Director            2000           2005             37,200 (6)       *

Rita H. Zwern                 57      Director and Secretary     1987           2005             22,200           *

                                             DIRECTORS CONTINUING IN OFFICE

Kay M. Hoveland               58      Director, President        2000           2006             86,762 (7)       *
                                      and Chief Executive
                                            Officer

Gerald A. Murbach             57             Director            2000           2006             37,200 (8)       *

Robert C. Steinbach           52             Director            2000           2006             40,600 (9)       *

James L. Breeden              62      Chairman of the Board      1987           2007             43,687 (10)      *

Frank G. Nicewicz             49             Director            1995           2007             22,200           *

                                        EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Daniel A. Cano                50      Chief Financial Officer     N/A            N/A             50,397 (11)      *

Nancy J. Huber**              42      Chief Credit Officer        N/A            N/A             28,175           *

Jeanne R. Thompson**          58      Chief Operating Officer     N/A            N/A             21,807 (12)      *

All directors and
executive officers as a
group (10 persons)                                                                              390,228        2.71%

---------------------------
*    Less than 1%.
**   Ms. Huber and Ms. Thompson are officers of Kaiser Federal Bank only.
(1) The mailing address for each person listed is 1359 North Grand Avenue, Covina, California 91724.
(2)  As of August 31, 2005.
(3) Reflects initial appointment to the board of directors of Kaiser Permanente Federal Credit Union, the predecessor to Kaiser Federal Bank, with the exception of Directors Steinbach, Murbach, Hoveland and Owsley. Each director of K-Fed Bancorp is also a director of Kaiser Federal Bank and K-Fed Mutual Holding Company, which owns the majority of the issued and outstanding shares of common stock of K-Fed Bancorp.
(4) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(5) Includes 7,200 unvested shares of restricted stock for each of directors Murbach, Nicewicz, Owsley, Steinbach and Zwern, 11,300 unvested shares of restricted stock for Chairman Breeden, and 40,000, 15,000, 10,000 and 10,000 unvested shares of restricted stock for Ms. Hoveland, Mr. Cano, Ms. Huber and Ms. Thompson, respectively, granted under the K-Fed Bancorp 2004 Recognition and Retention Plan. Includes 3,499, 3,397, 3,175 and 3,078 shares of common stock allocated to the accounts of Ms. Hoveland, Mr. Cano, Ms. Huber and Ms. Thompson, respectively, under the K-Fed Bancorp employee stock ownership plan. Excludes the remaining 441,791 shares of common stock, or 3.06% of the common stock outstanding, owned by the employee stock ownership plan for the benefit of employees. Under the terms of the employee stock ownership plan, shares of common stock allocated to the account of employees are voted in accordance with instructions of the respective employees. Unallocated shares of common stock are voted by the trustee of the employee stock ownership plan.
(6)  Includes 15,000 shares of common stock held by Ms. Owsley's spouse.
(7) Includes 15,000 shares of common stock held in a trust for Ms. Hoveland, 15,000 shares of common stock held in a trust for Ms. Hoveland's spouse, 100 shares of common stock held in a Keogh plan for Ms. Hoveland's spouse and 3,163 shares of common stock held in the Kaiser Federal Bank 401(k) Plan.
(8)  Includes 15,000 shares of common stock held by Mr. Murbach's spouse.
(9)  Includes 15,000 shares of common stock held by Mr. Steinbach's spouse.

(10) Includes 1,887 shares of common stock held by Mr. Breeden's spouse and 15,500 shares of common stock held in an IRA for Mr. Breeden.
(11) Includes 15,000 shares of common stock held by Mr. Cano's spouse.
(12) Includes 1,172 shares of common stock held by Ms. Thompson's spouse, 1,400 shares of common stock held in a trust for Ms. Thompson and 1,763 shares of common stock held in the Kaiser Federal Bank 401(k) Plan.

        The principal occupation during the past five years of each director of K-Fed Bancorp is set forth below. All directors have held their present positions for five years unless otherwise stated.

        MARILYN T. OWSLEY. Ms. Owsley has served as a financial executive with the Kaiser Permanente Medical Care Program since 1994.

        RITA H. ZWERN. Ms. Zwern has been employed by Kaiser Foundation Health Plan since 1984 and currently is the manager of State Programs, located in Pasadena, California. Ms. Zwern has served as secretary of K-Fed Bancorp since its formation in July 2003.

        KAY M. HOVELAND. Ms. Hoveland has served as president and chief executive officer of Kaiser Federal Bank since 1987. Ms. Hoveland has served as president and chief executive officer of K-Fed Bancorp since its formation in July 2003.

        GERALD A. MURBACH. Mr. Murbach is currently retired. He previously served as a human resources consultant for the Universal Music Group during 2001 and the Times Mirror newspapers from 1992 to 2001.

        ROBERT C. STEINBACH. Mr. Steinbach has served as the chief inspector for the Building and Safety Department of the City of Los Angeles since 2002 and has been with the Department since 1985. Mr. Steinbach is the brother-in-law of Daniel A. Cano, the Chief Financial Officer of K-Fed Bancorp and Kaiser Federal Bank.

        JAMES L. BREEDEN. Mr. Breeden has served as chairman of the board of directors since November 2000. He is a retired hospital administrator for the Kaiser Foundation Hospitals where he worked for 14 years.

        FRANK G. NICEWICZ. Mr. Nicewicz has been employed by Kaiser Foundation Health Plan since 1995 and currently holds the position of financial manager in Oakland, California.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The business experience for at least the past five years for each of three executive officers of Kaiser Federal Bank, including service with Kaiser Permanente Federal Credit Union, who do not serve as directors, is set forth below.

        DANIEL A. CANO. Mr. Cano has served as chief financial officer of Kaiser Federal Bank since 1998, and K-Fed Bancorp since its formation in July 2003. Mr. Cano is also responsible for the information technology function of Kaiser Federal Bank.

        NANCY J. HUBER. Ms. Huber has served as chief credit officer of Kaiser Federal Bank since 1999 and Community Reinvestment Act officer since 2002. From 1995 until 1999, she served as vice president of credit.

        JEANNE R. THOMPSON. Ms. Thompson has served as chief operating officer of Kaiser Federal Bank since 2001. She served as senior vice president for branch operations of IndyMacBank, located in Pasadena, California from 1983 until 2001.

BOARD INDEPENDENCE

        The board of directors consists of a majority of "independent directors" within the meaning of the Nasdaq corporate governance listing standards. The board of directors of K-Fed Bancorp has determined that directors Breeden, Murbach, Nicewicz, Owsley and Zwern are each "independent" within the meaning of the Nasdaq corporate governance listing standards. The board of directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The business of K-Fed Bancorp is conducted at regular and special meetings of the full board of directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended June 30, 2005, the board of directors held twelve regular meetings and no special meetings were held. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he or she served during fiscal 2005.

        EXECUTIVE COMMITTEE. The executive committee consists of directors Breeden, who serves as chairman, Hoveland, Zwern and Steinbach. The executive committee meets as needed. The executive committee is generally authorized to act on behalf of the full board of directors when certain business matters require prompt action. The executive committee met three times during the fiscal year ended June 30, 2005.

        AUDIT COMMITTEE. The audit committee consists of directors Nicewicz, who serves as chairman, Owsley and Zwern. The audit committee meets as needed. The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee meets with the independent certified public accountants on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is "independent" as defined in the Nasdaq corporate governance listing standards and Rule 10A-3 of the Securities and Exchange Commission. The board of directors has determined that director Nicewicz qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the Securities and Exchange Commission. K-Fed Bancorp's board of directors has adopted a written charter for the audit committee. The audit committee met six times during the fiscal year ended June 30, 2005.

        COMPENSATION COMMITTEE. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the board of directors and other matters of personnel policy and practice and coordinating such actions with the human resources committee of Kaiser Federal Bank. The compensation committee of K-Fed Bancorp is comprised of directors Breeden (Chairman), Murbach, Nicewicz, Owsley and Zwern. Each member of the compensation committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The report of the compensation committee of K-Fed Bancorp is included elsewhere in this proxy statement. The compensation committee of K-Fed Bancorp met one time during 2005.

        GOVERNANCE/NOMINATING COMMITTEE. The governance/nominating committee of K-Fed Bancorp consists of directors Murbach, Owsley and Zwern. Each member of the governance/nominating committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The board of directors of K-Fed Bancorp has adopted a written charter for the governance/nominating committee, which is available on K-Fed Bancorp's website at www.k-fed.com.

        The functions of the governance/nominating committee include the following:

        o leading the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for stockholder approval;

        o developing and recommending to the board of directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the board of directors;

        o adopting procedures for the submission of recommendations by stockholders for nominees for the board of directors; and

        o annually reviewing the adequacy of its charter and recommending any proposed changes to the board of directors.

        The governance/nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to K-Fed Bancorp's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

        o the highest personal and professional ethics and integrity and whose values are compatible with K-Fed Bancorp's values;

        o experience and achievements that have given them the ability to exercise and develop good business judgment;

        o a willingness to devote the necessary time to the work of the board of directors and its committees, which includes being available for board and committee meetings;

        o a familiarity with the communities in which K-Fed Bancorp operates and/or is actively engaged in community activities;

        o involvement in other activities or interests that do not create a conflict with their responsibilities to K-Fed Bancorp and its stockholders; and

        o the capacity and desire to represent the balanced, best interests of the stockholders of K-Fed Bancorp as a group, and not primarily a special interest group or constituency.

        The governance/nominating committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

        PROCEDURES FOR THE NOMINATION OF DIRECTORS BY STOCKHOLDERS. The governance/nominating committee has adopted procedures for the submission of director nominees by stockholders of K-Fed Bancorp. If a determination is made that an additional candidate is needed for the board of directors, the governance/nominating committee will consider candidates submitted by K-Fed Bancorp's stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at 1359 North Grand Avenue, Covina, California 91724. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of K-Fed Bancorp's proxy materials for the preceding year's annual meeting. The submission must include the following information:

        o a statement that the writer is a stockholder of K-Fed Bancorp and is proposing a candidate for consideration by the governance/nominating committee;

        o the name and address of the stockholder as they appear on K-Fed Bancorp's books, and number of shares of K-Fed Bancorp's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of K-Fed Bancorp that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of K-Fed Bancorp or its affiliates;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement of the candidate that the candidate is willing to be considered and willing to serve as a director of K-Fed Bancorp if nominated and elected.

        A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders of K-Fed Bancorp must comply with the procedural and informational requirements described in K-Fed Bancorp's bylaws.

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS. A stockholder of K-Fed Bancorp who wants to communicate with the board of directors or with any individual director can write to K-Fed Bancorp at 1359 North Grand Avenue, Covina, California 91724, attention: chairman of the governance/nominating committee. The letter should indicate that the author is a stockholder of K-Fed Bancorp and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

        o forward the communication to the director or directors to whom it is addressed;

        o attempt to handle the inquiry directly, or forward the communication for response by another employee of K-Fed Bancorp. For example, a request for information about K-Fed Bancorp as a stock-related matter may be forwarded to K-Fed Bancorp's stockholder relations officer; or

        o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each board of directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

CODE OF ETHICS

        The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of K-Fed Bancorp's officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (collectively the "Codes"). The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The Codes are available on K-Fed Bancorp's website at www.k-fed.com. Amendments to and waivers from the Code of Ethics will also be disclosed on K-Fed Bancorp's website.

AUDIT COMMITTEE REPORT

        The audit committee of K-Fed Bancorp operates under a written charter adopted by the board of directors. The audit committee charter is available on K-Fed Bancorp's website at www.k-fed.com. The audit committee of K-Fed Bancorp has issued a report which states that it has:

        o reviewed and discussed with management and K-Fed Bancorp's independent auditors, K-Fed Bancorp's audited consolidated financial statements for the fiscal year ended June 30, 2005;

        o discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

        o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and have discussed with the independent accountants their independence from K-Fed Bancorp.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors of K-Fed Bancorp that the audited consolidated financial statements be included in K-Fed Bancorp's annual report on Form 10-K for the fiscal year ended June 30, 2005 and to be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Chizek and Company LLP as the independent registered public accounting firm for K-Fed Bancorp for the fiscal year ending June 30, 2006, subject to the ratification of this appointment by the stockholders of K-Fed Bancorp.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that K-Fed Bancorp specifically incorporates this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

              This report has been provided by the audit committee.

                           Frank G. Nicewicz, Chairman
                                Marilyn T. Owsley
                                  Rita H. Zwern

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The common stock of K-Fed Bancorp is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors of K-Fed Bancorp and beneficial owners of greater than 10% of the common stock of K-Fed Bancorp ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock of K-Fed Bancorp. Securities and Exchange Commission rules require disclosure in a company's annual proxy statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on K-Fed Bancorp's review of such ownership reports, no officer, director or 10% beneficial owner of K-Fed Bancorp failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The compensation committee is composed of independent directors within the meaning of the Nasdaq corporate governance listing standards. The compensation committee consists of directors Breeden, who serves as chairman, Murbach, Nicewicz, Owsley and Zwern. Under the board's policies, Ms. Hoveland, and any other director who is also an executive officer of K-Fed Bancorp and Kaiser Federal Bank, will not participate in the board of directors determination of compensation for their respective offices.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        Under rules established by the Securities and Exchange Commission, K-Fed Bancorp is required to provide certain data and information regarding compensation and benefits provided to its chief executive officer and other executive officers. The disclosure requirements for the chief executive officer and other executive officers include a report explaining the factors and criteria that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the compensation committee of the board of directors of K-Fed Bancorp has prepared the following report for inclusion in this proxy statement. K-Fed Bancorp does not independently compensate its directors or executive officers.

        The role of the compensation committee is to annually review the compensation levels of the executive officers and recommend compensation changes to the board of directors. The committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable K-Fed

Bancorp and Kaiser Federal Bank to attract, develop and retain talented executive officers who are capable of maximizing K-Fed Bancorp's performance for the benefit of the stockholders. The committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of K-Fed Bancorp. The compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long term incentives. Another element of the compensation program is benefits, such as stock-based incentive plans.

        While the committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of K-Fed Bancorp's operations, the experience, expertise and management skills of the executive officers and their roles in the future success of K-Fed Bancorp, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly-sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.

        BASE SALARIES. Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual's performance and contribution to the long-term goals of K-Fed Bancorp, performance targets, K-Fed Bancorp's financial performance and other relevant factors.

        ANNUAL INCENTIVES. Payouts under Kaiser Federal Bank's annual incentive compensation program are based on the attainment of annual performance objectives. Individual payouts are a function of Kaiser Federal Bank's financial performance and the performance of the individual executive based upon goals established by the individual and approved by the committee. The committee believes that this funding formula provides a direct link between financial performance and actual compensation.

        LONG-TERM INCENTIVES. The committee believes that long-term incentives, specifically stock options and stock awards, which replaced Kaiser Federal Bank's long-term incentive plan, should be a key element in the executive compensation program. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation. The K-Fed Bancorp 2004 Stock Option Plan, and the K-Fed Bancorp 2004 Recognition and Retention Plan were submitted and received stockholder approval at the 2004 Annual Meeting of Stockholders. K-Fed Bancorp has made and intends to continue making stock option and stock award program grants to executives and a broader employee population in the future.

        CHIEF EXECUTIVE OFFICER. Effective July 1, 2005, the compensation committee increased the base salary level of the chief executive officer by approximately 5.7% based upon the same criteria used for other executive officers. For the year ended June 30, 2005, the chief executive officer earned an annual incentive award of $87,450 under the annual incentive plan, based on the committee's review of the goals established for the chief executive officer and approved by the committee. The committee has provided the chief executive officer with stock option and stock awards consistent with the approach discussed for other executives.

          This report has been provided by the compensation committee:

             James L. Breeden, Chairman          Gerald A. Murbach
          Frank G. Nicewicz      Marilyn T. Owsley       Rita H. Zwern

STOCK PERFORMANCE GRAPH

        Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the common stock of K-Fed Bancorp between March 31, 2004, the day the common stock commenced trading, and June 30, 2005, (b) the cumulative total return on stocks included in the Total Return Index for the Nasdaq Composite over such period, and (c) the cumulative total return on stocks included in the SNL Thrift Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.

        There can be no assurance that K-Fed Bancorp stock performance will continue in the future with the same or similar trend depicted in the graph. K-Fed Bancorp will not make or endorse any predictions as to future stock performance.


--------------------------------------------------------------------------------
                                  K-FED BANCORP
--------------------------------------------------------------------------------




                        [TOTAL RETURN PERFORMANCE GRAPH]




                                           PERIOD ENDING
                ----------------------------------------------------------------
INDEX            03/31/04   06/30/04   09/30/04   12/31/04   03/31/05   06/30/05
--------------------------------------------------------------------------------
K-Fed Bancorp      100.00      94.51     109.34     111.28      94.29      91.45
NASDAQ Composite   100.00     102.80      95.36     109.54     100.83     103.93
SNL Thrift Index   100.00      91.29      95.58     103.34      98.30     102.92

EXECUTIVE COMPENSATION

        The following table sets forth for the fiscal years ended June 30, 2005, 2004 and 2003, certain information as to the total remuneration paid by Kaiser Federal Bank to Ms. Hoveland, who serves as President and Chief Executive Officer, and certain information as to the total remuneration paid by Kaiser Federal Bank to the three most highly compensated executive officers of Kaiser Federal Bank, other than Ms. Hoveland, who received annual compensation in excess of $100,000. Each of the individuals listed in the table below are referred to as a named executive officer.

                                   ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                              ------------------------------    ---------------------------------
                                                                         AWARDS          PAYOUTS
                                                                ----------------------  ---------
                                                      OTHER                                           ALL
                                                      ANNUAL                                         OTHER
                       YEAR                           COMPEN-   RESTRICTED                           COMPEN
      NAME AND         ENDED                          SATION      STOCK       OPTION/      LTIP      SATION
 PRINCIPAL POSITION    6/30     SALARY(1)    BONUS     (2)       AWARDS(3)    SARS (#)   PAYOUTS       (4)
--------------------  ------  ------------  -------  -------    ----------   ---------  ---------   --------
K. M. Hoveland         2005    $266,538     $87,450      --       $564,000     100,000  $      --    $30,339
President and Chief    2004     268,537(5)   82,500      --             --          --    123,750     19,766
Executive Officer      2003     220,000      79,200      --             --          --         --     16,880

Daniel A. Cano         2005     151,052      26,878      --        211,500      22,000         --      6,647
Chief Financial        2004     144,557      28,400      --             --          --     42,600      6,244
Officer                2003     137,119      27,500      --             --          --         --      8,115

Jeanne R. Thompson     2005     131,445      26,000      --        141,000      22,000         --      6,625
Chief Operating        2004     126,988      19,200      --             --          --     38,400      4,953
Officer                2003     123,600      18,525      --             --          --         --      4,842

Nancy J. Huber         2005     137,808(6)   25,432      --        141,000      22,000         --      6,483
Chief Credit Officer   2004     123,160      25,000      --             --          --     37,500      6,510
                       2003      97,500       7,050      --             --          --         --      5,275

--------------------------------------------------------------
(1) Includes deferred compensation for Ms. Hoveland in the sum of $185,648 for 2005 and $184,448 for 2004 . See "Benefits-Kaiser Federal Bank Executive Non-Qualified Retirement Plan.
(2) For the fiscal years ended June 30, 2005, 2004 and 2003, there were no perquisites exceeding the lesser of $50,000 or 10% of the individual's total salary and bonus for the year.
(3) Restricted stock awards under the K-Fed Bancorp 2004 Recognition and Retention Plan were made on November 16, 2004. The awards vest in 20% increments over a five year period beginning on the first anniversary of the award. The awards were valued at $14.10, the closing price of K-Fed Bancorp common stock on the grant date. Restricted stock award recipients are entitled to vote the unvested restricted stock and to receive any dividends declared on unvested restricted stock.
(4) Amount represents employer matching contributions under Kaiser Federal Bank's 401(k) Plan for Ms. Hoveland in the amount of $8,039 for fiscal year 2005, $7,466 for fiscal year 2004 and $3,380 for fiscal year 2003 and director fees for Ms. Hoveland in the amount of $22,300 for fiscal year 2005, $12,300 for fiscal year 2004 and $13,500 for fiscal year 2003 for her service on the board of directors and the executive committee. The amounts reported for Mr. Cano, Ms. Thompson and Ms. Huber consist of employer matching contributions.
(5)  Includes $19,231 of vacation pay paid in cash.
(6)  Includes $7,500 of vacation pay paid in cash.

DIRECTORS COMPENSATION

        Members of the board of directors and the committees of K-Fed Bancorp do not receive separate compensation for their service on the board of directors or the committees of K-Fed Bancorp.

        For the fiscal year ended June 30, 2005, members of the board of directors of Kaiser Federal Bank received an annual stipend of $10,000 plus an annual fee of $7,500 for board of directors meetings. The chairman of the board of directors received an annual stipend of $25,000 plus an annual fee of $7,500 for board of directors meetings. Each member of Kaiser Federal Bank's executive committee received an annual fee of $4,800. Each member of Kaiser Federal Bank's other committees received an annual fee of $1,200 with the committee chairman receiving $1,600. The Board Chairman received annual fees of $15,000 for attending weekly credit committee and asset/liability management committee meetings.

BENEFITS

        GENERAL. Kaiser Federal Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees.

        KAISER FEDERAL BANK EXECUTIVE NON-QUALIFIED RETIREMENT PLAN. Kaiser Federal Bank also maintains an executive deferral program for the benefit of certain senior executives that have been designated to participate in the program. The program allows an additional opportunity for key executives to defer a portion of their compensation into a non-qualified deferral program to supplement their retirement earnings. Ms. Hoveland, currently the only participant in the program, had $185,648 in compensation deferred pursuant to this program for the fiscal year ended June 30, 2005.

        401(K) PLAN. Kaiser Federal Bank provides its employees with a qualified profit sharing plan under the applicable provisions of the Internal Revenue Code of 1986, as amended.

        Employees who are age 21 or older are eligible to begin making salary deferral contributions beginning in the first calendar quarter on or after they become an employee. This is their earliest entry date. Employees are eligible to receive contributions other than salary deferral contributions beginning in the first calendar quarter on or after they are an employee, are age 21 or older, and have completed one year of entry service.

        Eligible employees may contribute up to 15% of their compensation each pay period to the 401(k) Plan on a pre-tax basis, not to exceed $14,000 for the calendar year 2005. The maximum deferral percentage and/or dollar amount may also be limited by Internal Revenue Service regulations. For eligible employees, we currently match 50% of the first 10% of the compensation an employee defers each pay period.

        Employees are always 100% vested in the contributions they choose to defer, whereas vesting in Kaiser Federal Bank contributions is based on years of vesting service in which an employee works at least 1,000 hours. Vesting in Kaiser Federal Bank contributions begins after two years of vesting service and increases for each year of vesting service until an employee becomes fully vested after six years of vesting service.

        Employees may receive money from their vested accounts at retirement (age 65), early retirement (age 55 and ten years of vesting service), age 59 1/2 and still working, death, disability, or termination of employment. Employees may obtain loans from their vested account balances or withdraw all or part of their vested accounts (not earnings) if they can prove financial hardship and are unable to meet their financial needs another way.

        Kaiser Federal Bank may amend the 401(k) Plan at any time, except that no amendment may be made which would reduce the interest of any participant in or beneficiary of the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries unless necessary to comply with any law or regulation issued by any governmental agency to which the 401(k) Plan is subject.

        EMPLOYEE STOCK OWNERSHIP PLAN. In connection with its stock offering, K-Fed Bancorp adopted the K-Fed Bancorp Employee Stock Ownership Plan ("ESOP") for eligible employees of K-Fed Bancorp and any subsidiary, including Kaiser Federal Bank. Employees of K-Fed Bancorp and Kaiser Federal Bank who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.

        The ESOP borrowed funds from K-Fed Bancorp to purchase 454,940 shares of the common stock sold in K-Fed Bancorp's stock offering. The shares of common stock were purchased with proceeds of a $4.5 million loan from K-Fed Bancorp. The loan to the ESOP bears interest at 4.0% and will be repaid principally from Kaiser Federal Bank's contributions to the ESOP over a period of ten years. The collateral for the loan is the shares of common stock of K-Fed Bancorp purchased by the ESOP. Shares purchased by the ESOP are held in a suspense account and are released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount K-Fed Bancorp might otherwise have contributed to the ESOP. A participant vests in 100% of his or her account balance after six years of credited service. In the case of a "change in control," as defined in the ESOP, which triggers a termination of the ESOP, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement or other separation from service. K-Fed Bancorp's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

        STAFF BONUS PLAN. Kaiser Federal Bank maintains an Annual Incentive Plan for our key employees. Participants are awarded a percentage of their base salary, based upon their position with Kaiser Federal Bank, that is tied to financial goals established by Kaiser Federal Bank and the attainment of personal performance goals established by the employee and his or her supervisor.

K-FED BANCORP 2004 STOCK BENEFIT PLANS

        Outside directors and key employees of Kaiser Federal Bank, K-Fed Bancorp or their affiliates are eligible to participate in and receive awards of stock options and restricted stock under the K-Fed Bancorp 2004 Stock Option Plan, and the K-Fed Bancorp 2004 Recognition and Retention Plan, respectively. A total of 568,675 shares of K-Fed Bancorp common stock is reserved for the 2004 Stock Option Plan and 227,470 shares of K-Fed Bancorp common stock is reserved for the 2004 Recognition and Retention Plan. On November 16, 2004, directors Murbach, Nicewicz, Owsley, Steinbach and Zwern were granted non-qualified stock options to purchase 14,000 shares of K-Fed Bancorp common stock. Chairman Breeden was granted non-qualified stock options to purchase 28,000 shares of K-Fed Bancorp common stock. Additionally, incentive stock options to purchase 100,000, 22,000, 22,000 and 22,000 shares of K-Fed Bancorp common stock were granted to Ms. Hoveland, Mr. Cano, Ms. Huber and Ms. Thompson, respectively. A total of 373,600 stock options were granted to directors and employees. All of the stock options granted to the directors and key employees on November 16, 2004 were granted at an exercise price of $14.50 per share, the fair market value of K-Fed Bancorp common stock on the grant date.

        On November 16, 2004, directors Murbach, Nicewicz, Owsley, Steinbach and Zwern were granted a restricted stock award of 7,200 shares of common stock. Chairman Breeden was granted a restricted stock award of 11,300 shares of common stock. Additionally, restricted stock awards of 40,000, 15,000, 10,000 and 10,000 shares of common stock were granted to Ms. Hoveland, Mr. Cano, Ms. Huber and Ms. Thompson, respectively.

        All stock options and restricted stock awards vest in 20% increments over a five-year period, beginning on the first anniversary of the award date. Stock options will vest and become immediately exercisable and restricted stock awards will vest upon the grantee's death, disability or following a change in control of K-Fed Bancorp.

EQUITY COMPENSATION PLANS

        Set forth below is information, as of December 31, 2004, regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

                                                  NUMBER OF SECURITIES
                                                    TO BE ISSUED UPON
                                                       EXERCISE OF                                   NUMBER OF SECURITIES
                                                   OUTSTANDING OPTIONS       WEIGHTED AVERAGE      REMAINING AVAILABLE FOR
PLAN                                                  AND RIGHTS (1)        EXERCISE PRICE (2)       ISSUANCE UNDER PLAN
----                                              ---------------------    -------------------     -----------------------
Equity compensation plans approved by
     stockholders.........................                568,675                 $14.50                    195,075
Equity compensation plans not approved by
     stockholders.........................                     --                     --                         --
Total.....................................                568,675                 $14.50                    195,075

---------------------------
(1) Consists of options to purchase 568,675 shares of common stock under the 2004 K-Fed Bancorp Stock Option Plan.
(2) The weighted average exercise price reflects the exercise price of 14.50 per share.

STOCK OPTIONS

     Set forth below is certain information concerning exercised and unexercised options held by named executive officers on June 30, 2005.

                                                             NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                              SHARES                              OPTIONS AT                IN-THE-MONEY OPTIONS AT
                             ACQUIRED                          FISCAL YEAR-END                FISCAL YEAR-END (1)
                               UPON          VALUE       -----------------------------   -----------------------------
          NAME               EXERCISE       REALIZED       EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
------------------------   ------------   ------------   -----------------------------   -----------------------------
K. M. Hoveland                  --              --                  0/100,000                     $0/(231,000)

Daniel A. Cano                  --              --                   0/22,000                      0/(50,820)

Nancy J. Huber                  --              --                   0/22,000                      0/(50,820)

Jeanne R. Thompson              --              --                   0/22,000                      0/(50,820)

--------------------------------------------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on June 30, 2005, at which date the last sale of the common stock as quoted on the Nasdaq National Market was at $12.19 per share.


     Set forth in the table that follows is information relating to options granted under the stock option plan to the named executive officers during the fiscal year ended June 30, 2005.

                                               OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                       INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------------

                                                 PERCENT OF TOTAL
                                                 OPTIONS GRANTED
                                                 TO EMPLOYEES AND
                                                 DIRECTORS IN FY     EXERCISE OR      EXPIRATION    GRANT DATE PRESENT VALUE
           NAME               OPTIONS GRANTED          2005          BASE PRICE(1)       DATE                 (2)
--------------------------   -----------------  ------------------  --------------   ------------  --------------------------
K. M. Hoveland                   100,000               26.8%           $14.50         11/16/2014             $5.10

Daniel A. Cano                    22,000                5.9             14.50         11/16/2014              5.10

Nancy J. Huber                    22,000                5.9             14.50         11/16/2014              5.10

Jeanne R. Thompson                22,000                5.9             14.50         11/16/2014              5.10

--------------------------------------------------------------
(1) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.
(2) Based on a grant date present value of $14.50 per share derived using the Black-Scholes option pricing model with the following assumptions: volatility of 39.18%; risk free rate of return of 3.54%; dividend yield of 1.33%; and a five-year option life.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        Kaiser Federal Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board.

        All loans Kaiser Federal Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Kaiser Federal Bank. Loans to all directors and executive officers and their associates totaled approximately $986,000 at June 30, 2005, which was 1.09% of our stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2005.

            PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

        K-Fed Bancorp's independent registered public accounting firm for the year ended June 30, 2005 was Crowe Chizek and Company LLP. The audit committee of K-Fed Bancorp has approved the engagement of Crowe Chizek and Company LLP to be K-Fed Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2006, subject to the ratification of the engagement by K-Fed Bancorp's stockholders. At the annual meeting, the stockholders of K-Fed Bancorp will consider and vote on the ratification of the engagement of Crowe Chizek and Company LLP for K-Fed Bancorp's fiscal year ending June 30, 2006. A representative of Crowe Chizek and Company LLP is not expected to attend the annual meeting.

        K-Fed Bancorp's independent auditor for the year ended June 30, 2004 was McGladrey & Pullen, LLP. On September 16, 2004, the audit committee of K-Fed Bancorp met and decided to dismiss McGladrey & Pullen, LLP as K-Fed Bancorp's independent auditor. K-Fed Bancorp's financial statements in recent years, including the years ended June 30, 2004 and 2003, were audited by McGladrey & Pullen, LLP. On September 16, 2004, the audit committee also approved the engagement of Crowe Chizek and Company LLP as K-Fed Bancorp's independent auditor for the fiscal year ending June 30, 2005.

        The reports of McGladrey & Pullen, LLP on the financial statements of K-Fed Bancorp for the fiscal years ended June 30, 2003 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended June 30, 2003 and 2004 and through September 16, 2004, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused McGladrey & Pullen, LLP to make reference thereto in its report on K-Fed Bancorp's financial statements. During the fiscal years ended June 30, 2003 and 2004 and through September 16, 2004, there were no reportable events (as set forth in Regulation S-K Item 304(a)(1)(v)) with McGladrey & Pullen, LLP.

        During the fiscal years ended June 30, 2003 and 2004 and through September 16, 2004, neither K-Fed Bancorp nor anyone on its behalf consulted with Crowe Chizek and Company LLP regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on K-Fed Bancorp's financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with McGladrey & Pullen, LLP (as set forth in Regulation S-K
Item 304(a)(1)(iv) or (v)).

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Chizek and Company LLP and McGladrey & Pullen, LLP and its affiliate, RSM McGladrey, Inc., during the fiscal years ended June 30, 2005 and June 30, 2004, respectfully.

        The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of K-Fed Bancorp's annual financial statements and the review of K-Fed Bancorp's quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

                                    2005               2004
                                 ----------         ----------
        Audit Fees               $   83,500         $  200,000
        Audit-Related Fees       $   35,000                 --
        Tax Fees                 $   27,750         $   17,000
        All Other Fees           $   18,375         $   22,000

        AUDIT FEES. Audit fees of $83,500 in fiscal 2005 were for the audit of the consolidated financial statements of K-Fed Bancorp. The audit fees for fiscal 2005 included fees for review of the financial statements included in K-Fed Bancorp's annual and quarterly reports and filed with the Securities and Exchange Commission and the internal controls attestation required under regulations of the Securities and Exchange Commission. Audit fees of $200,000 in fiscal year 2004 were for the audit of the consolidated financial statements of K-Fed Bancorp. The audit fees for fiscal year 2004 includes fees relating to K-Fed Bancorp's initial public offering, review of the financial statements included in K-Fed Bancorp's annual and quarterly reports and filed with the Securities and Exchange Commission and the internal controls attestation required under regulations of the Securities and Exchange Commission.

        AUDIT-RELATED FEES. Audit-related fees of $35,000 in fiscal year 2005 were for internal audit assistance, which are reasonably related to the performance of the audit of and review of the financial statements and that are not reported in "Audit Fees," above. There were no audit-related fees in fiscal year 2004.

        TAX FEES. Tax fees of $27,750 in fiscal year 2005 and $17,000 in fiscal year 2004 were for services related to tax compliance and tax planning.

        ALL OTHER FEES. Other fees of $18,375 in fiscal year 2005 were for the software license fee for management's assessment of internal controls over financial reporting and other fees of $22,000 in fiscal year 2004 were for information technology consulting.

        The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting and other compliance services rendered, is compatible with maintaining the independence of Crowe Chizek and Company LLP. The audit committee concluded that performing such services does not affect the independence of Crowe Chizek and Company LLP in performing its function as auditor of K-Fed Bancorp.

        The audit committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

        In order to ratify the selection of Crowe Chizek and Company LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2006, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the board of directors recommends a vote "FOR" the ratification of Crowe Chizek and Company LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2006.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

        The bylaws of K-Fed Bancorp provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of K-Fed Bancorp. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of K-Fed Bancorp no later than five days before the date of the meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on K-Fed Bancorp's books, of the stockholder proposing such business, (c) the class and number of shares of K-Fed Bancorp which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of K-Fed Bancorp's bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the board of directors to be brought before the 2006 Annual Meeting of Stockholders must be given to K-Fed Bancorp no later than five days prior to the date of the meeting, as indicated above.

                              STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in K-Fed Bancorp's proxy materials for K-Fed Bancorp's 2006 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at K-Fed Bancorp's executive office, 1359 North Grand Avenue, Covina, California 91724, no later than May 27, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

        As of the date of this document, the board of directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

        The cost of solicitation of proxies will be borne by K-Fed Bancorp. K-Fed Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of K-Fed Bancorp may solicit proxies personally or by telegraph or telephone without additional compensation. K-Fed Bancorp's 2005 Annual Report to Stockholders has been mailed to all stockholders of record as of August 31, 2005. Any stockholder who has not received a copy of such annual report may obtain a copy by writing K-Fed Bancorp at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

               HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

        K-Fed Bancorp intends to deliver only one annual report and proxy statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the annual report or proxy statement they may call or write and request separate copies currently or in the future as follows:

                                Stockholder Relations
                                K-Fed Bancorp
                                1359 North Grand Avenue
                                Covina, California 91724
                                Phone:  (800) 524-2274
                                Fax:    (626) 858-5745

Registered stockholders sharing the same address and receiving multiple copies of annual reports or proxy statements may request the delivery of a single copy by writing or calling the above address or phone number.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Rita H. Zwern

                                        Rita H. Zwern
                                        Secretary

Covina, California
September 30, 2005

[X] PLEASE MARK VOTES                                      REVOCABLE PROXY
    AS IN THIS EXAMPLE                                      K-FED BANCORP
                                                                                                                      WITH-
                  ANNUAL MEETING OF STOCKHOLDERS                                                               FOR    HOLD
                         OCTOBER 25, 2005                             1.  The election as directors of the     [ ]    [ ]
                                                                          nominees listed below (except as
     The undersigned hereby appoints the proxy committee of the           marked to the contrary below) for
board of directors of K-Fed Bancorp (the "Company"), with full            a three-year term:
powers of substitution, to act as attorneys and proxies for the
undersigned to vote all shares of common stock of the Company that       Marilyn T. Owsley      Rita H. Zwern
the undersigned is entitled to vote at the 2005 Annual Meeting of
Stockholders of the Company ("Meeting") to be held at the main           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
office of Kaiser Federal Bank, 1359 North Grand Avenue, Covina,          INDIVIDUAL NOMINEE, MARK "WITHHOLD" AND WRITE THAT
California, at 5:00 p.m., local time, on Tuesday, October 25,            NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
2005.The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:
                                                                      --------------------------------------------------------------
         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS                                                     FOR  AGAINST  ABSTAIN
                                                                      2. The ratification of the appointment   [ ]    [ ]      [ ]
                                                                         of Crowe Chizek and Company LLP as
                                                                         the independent registered public
                                                                         accounting firm for the Company for
                                                                         the fiscal year ending June 30, 2006.

                                                                         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                                                                      ABOVE-LISTED PROPOSALS.
                                                                      --------------------------------------------------------------
                                                                         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
                                                                      INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH
                                                                      OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS
                                                                      PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY
                                                                      THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME,
                                                                      THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
                                                                      PRESENTED AT THE ANNUAL MEETING.
                                                                      --------------------------------------------------------------



  Please be sure to sign and date       -------------------------
  this proxy card in the box below.     Date
-----------------------------------------------------------------     PLEASE CHECK BOX IF YOU PLAN TO  ------------------>  [ ]
                                                                      ATTEND THE ANNUAL MEETING.


---Stockholder sign above ------ Co-holder (if any) sign above---



------------------------------------------------------------------------------------------------------------------------------------
                            ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^

                                                            K-FED BANCORP
------------------------------------------------------------------------------------------------------------------------------------

     Should the above-signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the
Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy card prior to a vote being taken on a particular proposal at the Meeting.

     The above-signed acknowledges receipt from the Company prior to the execution of this proxy card of notice of the Meeting, a proxy statement dated September 30, 2005, and an annual report to stockholders.

     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares of Company common stock are held jointly, each holder should sign.

                                PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY
                                             IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED,
PLEASE CORRECT THE ADDRESS IN
THE SPACE PROVIDED BELOW AND
RETURN THIS PORTION WITH THE
PROXY IN THE ENVELOPE PROVIDED.

-------------------------------
-------------------------------
-------------------------------